Exhibit 10(di)


                                N C T GROUP, INC.
                                20 KETCHUM STREET
                               WESTPORT, CT. 06880


February 11, 2003


Mr. Morton Salkind
Avant Interactive, Inc.


RE: CONSULTING AGREEMENT


This will confirm the arrangements, terms and conditions pursuant to which Morton Salkind of Avant Interactive, e, Inc. (Consultants), has been retained to serve as management consultants and advisors to Noise Cancellation Technologies, Inc., (The Company), for one (1) year, automatically renewable for a period of one (1) year, commencing on February 11, 2003, providing the Agreement is not canceled by either party after the initial period of the first year. The undersigned hereby agrees to the following terms and conditions:

1.   Duties of Consultant:
     ---------------------
               During the term of this agreement, consultants shall provide the company with such regular and customary consulting advice as is reasonably requested by the company, provided that consultants shall not be required to undertake duties not reasonably within the scope of the financial and consulting advisory services contemplated by this agreement. It is understood and acknowledged by the parties that the value of the consultants' advice is not readily quantifiable, and that consultants shall be obligated to render advice upon request of the company, in good faith, but shall not be obligated to spend any specific amount of time in so doing. Consultants' duties may include, but will not necessarily be limited to, providing recommendations concerning the following financial and related matters:
               a. Disseminating information about the company to the investment community at large;
               b. Rendering advice and assistance in connection with the preparation of annual and interim reports and press releases;
               c.   Assisting in the company's financial public relations;
               d. Arranging, on behalf of the company, at appropriate times, meetings with securities analysts of major regional investment banking firms;
               e.   Rendering   advice  with  regard  to  internal   operations,
                    including:
                    (1)  The   formation   of   corporate    goals   and   their
                         implementation;
                    (2) The company's financial structure and its divisions or subsidiaries;
                    (3)  Securing,   when  and  if   necessary   and   possible,
                         additional financing through banks and/or insurance companies; and
                    (4)  Corporate organization and personnel; and
               f. Rendering advice with regard to any of the following corporate finance matters:
                    (1)  Changes in the capitalization of the company;
                    (2)  Changes in the company's corporate structure;
                    (3)  Redistribution of shareholdings of the company's stock'
                    (4)  Offerings of securities in public transactions;
                    (5)  Sales of securities in private transactions;
                    (6)  Alternative uses of corporate assets;
                    (7)  Structure and use of debt; and
                    (8) Sales of stock by insiders pursuant to Rule 144 or otherwise.

               In addition to the foregoing, consultants agree to furnish advice to the company in connection with (i) the acquisition and/or merger of or with other companies, divestiture or any other similar transaction, or the sale of the company itself (or any significant percentage, assets, subsidiaries or affiliates thereof), and (ii) financings, including private financing and financing from financial institutions (including but not limited to lines of credit, performance bonds, letters of credit, loans or other financings.

               Consultants shall render such other financial advisory and consulting services as may from time to time be agreed upon by consultants and the company.

2.   Term of the Agreement:
     ----------------------
               The effective date of this Agreement is February 11, 2003. The term of this Agreement extends through February 11, 2004.

3.   Available Time:
     ---------------
               Consultants shall make available such time as they, in their sole discretion, shall deem appropriate for the performance of their obligations under this Agreement and may in certain circumstances be entitled to additional compensation in connection therewith.

4.   Compensation:
     -------------
               As compensation for Consultants services hereunder, the Company shall pay to Consultants compensation for business consulting services as follows:

               (a) A monthly retainer of $2,500 commencing on February 11, 2003 and paid on February 11, 2004.

               (b) A cash performance bonus for extra services may be issued to Consultants by Company at the Company's discretion.

               (c) All prior compensation agreements remain in full force and effect.

5.   Equity for Services:
     --------------------
               The Company will grant the Consultants a Five Year (5) Stock Option in the Company's common stock for 7,000,000 shares of the Company's common stock at the price per share of $.04 which was the closing price as of February 11, 2003. The foregoing Options will vest immediately and will be part of the Stock Option Agreement to be created by the Company. The sharesunderlying this Option will be registered by the Company with the next registration statement filed by the Company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect.

6.   Expenses:
     ---------
               The Company agrees to reimburse the Consultants for reasonable out-of-pocket expenses related to performing services on behalf of the Company.

               Such expenses typically might include, but are not limited to, phone calls, postage, shipping, messengers, travel, meals and lodging expenses. All travel will be pre-approved by the Company.

7.   Health Care:
     ------------
               The Company agrees to provide health coverage at its costs o the Consultants.

8.   Communications:
     --------------
               Company agrees to set up a private line for communications between Consultants and Michael J. Parrella.

9.   Relationship:
     -------------
               Nothing herein shall constitute Consultants as employees or agents of the Company, except to such extent as might hereinafter be expressly agreed for a particular purpose. Consultants shall not have the authority to obligate or commit the Company in any manner whatsoever.

10.  Information:
     ------------
               The Company acknowledges that Consultants will rely on information furnished by the Company concerning the Company's business affairs without independent certification and represents that such information will be materially complete and correct.

11.  Confidentiality:
     ----------------
               Except in the course of the performance of its duties hereunder, Consultants agree that they shall not disclose any trade secrets, know-how, or other proprietary information not in the public domain learned as a result of this Agreement unless and until such information becomes generally known.

12.  Indemnification:
     ----------------
               The Company agrees to indemnify and hold harmless the Consultants, their partners, officers, directors, employees and each person who controls Consultants or any of its affiliates from and against any losses, claims, damages, liabilities and expenses whatsoever (including reasonable costs of investigation or defending any action) to which they or any of them may become subject under any applicable law arising out of Consultants' performances under this Agreement and will reimburse Consultants for all expenses (including counsel fees) as they are incurred.

13.  Consultant an Independent
     Contractor:
     -------------------------
               Consultants shall perform their services hereunder as independent contractors and not as an employees of the company or an affiliate thereof. It is expressly understood and agreed to by the parties hereto that consultants shall have no authority to act for, represent or bind the company or any affiliate thereof in any manner, except as may be agreed to expressly by the company in writing from time to time.

14.  Assignment:
     -----------
               This Agreement shall not be assignable by either party.

15.  Prior Agreements:
     -----------------
               There are no prior agreements.

16.  Governing Law:
     --------------
               This Agreement shall be deemed to be a contract made under the laws of the State of Connecticut and for all purposes shall be construed in accordance with the laws of said State.

17.  Notices:
     --------
               All notices will be sent via certified mail or overnight courier such as Federal Express, to Mr. Morton Salkind, 431 Route 10, Randolph, NJ 07869 and NCT Group, Inc., 20 Ketchum Street, Westport, CT 06880, Attention: Michael J. Parrella.

18.  Board Approval:
     ---------------
               This Agreement has been approved by the Company's Board of Directors.


Very truly yours,


NCT GROUP, INC.                            AGREED & ACCEPTED


/s/  Michael J. Parrella
------------------------
Michael J. Parrella                        Name:  Avant Interactive, Inc.
President, NCT Group, Inc.                        -----------------------
                                                  Consultant


                                           By:    /s/  Morton Salkind
                                                  -------------------------
                                                  Morton Salkind, President


Dated: February 11, 2003

                                 FIRST AMENDMENT
                             OF CONSULTING AGREEMENT
                             DATED February 11, 2003
                             BETWEEN NCT GROUP, INC.
                                       AND
                             AVANT INTERACTIVE, INC.


     WHEREAS, a Consulting Agreement was entered into between NCT Group, Inc. (Hereinafter referred to as "NCT") and Avant Interactive, Inc. (hereinafter referred to as Avant") which commenced on February 11, 2003; and

     WHEREAS, it is the desire of the parties hereto to amend the above agreement because of substantial additional consulting services to be provided internationally.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

     3. Paragraph 1, Duties of Consultant: to the contents of the paragraph shall be added a second paragraph as follows:

          "In addition to the above consulting services, consultant will provide such consulting services and advise pertaining to the company's international business affairs, as the company may, from time-to-time, request."

     4. Paragraph 5, Equity for Services: the contents of the paragraph shall be amended to add the following:

          "The company hereby grants the consultant an additional five year (5) stock option in the company's common stock for 13,500,000 shares of the company's common stock at the price per share of $.0 31, which was the closing price as of March 12, 2003. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the company. The shares underlying this option will be registered by the company with the next registration statement filed by the company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect."

     3. Commencement Date: Notwithstanding anything to the contrary, the effective date of the February 11, 2003 Consulting Agreement is hereby changed to March 12,, 2003 with the five year option period to run through March 12. 2008.

     4. Additional Consultants: If for any reason Morton Salkind of Avant is not available to perform services under this Agreement, it is agreed that Carole Salkind or her designee is hereby authorized to perform the consulting services as set forth in this Consulting Agreement as well as in any other prior or future Consulting Agreements entered into between NCT and Avant. Immediately upon the execution of this Agreement, Carole Salkind shall be added to the health and life insurance provided by NCT as such coverage is provided to Morton Salkind and executives and employees of NCT. Said coverage is to be at the executive level.

     5. All other terms and conditions of the Consulting Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                               AGREED & ACCEPTED:


NCT GROUP, INC.                                    Name: AVANT INTERACTIVE, INC.
                                                         -----------------------
                                                         Consultant




/s/ Michael J. Parrella                       /s/ Morton Salkind
------------------------------------          ----------------------------------
By: Michael J. Parrella, Chairman/CEO         By: Morton Salkind, Vice President




Dated: March 12, 2003

                                SECOND AMENDMENT
                             OF CONSULTING AGREEMENT
                             DATED February 11, 2003
                             BETWEEN NCT GROUP, INC.
                                       AND
                             AVANT INTERACTIVE, INC.



     WHEREAS, a Consulting Agreement was entered into between NCT Group, Inc. (Hereinafter referred to as "NCT") and Avant Interactive, Inc. (hereinafter referred to as Avant") which commenced on February 11, 2003; and

     WHEREAS, it is the desire of the parties hereto to amend the above agreement because of substantial additional consulting services to be provided internationally.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

     1. Paragraph 1, Duties of Consultant: to the contents of the paragraph shall be added a paragraph as follows:

               "In addition to the above  consulting  services,  consultant will
               provide  such  consulting   services  and  advise  pertaining  to
               negotiations with Avaya."

     2. Paragraph 5, Equity for Services: the contents of the paragraph shall be amended to add the following:

               "The company hereby grants the consultant an additional five year
               (5) stock option in the company's common stock for 2,000,000 shares of the company's common stock at the price per share of $.029, which was the closing price as of April 3, 2003. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the company. The shares underlying this option will be registered by the company with the next registration statement filed by the company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect."

          3. Commencement Date: Notwithstanding anything to the contrary, the effective date of the February 11, 2003 Consulting Agreement is hereby changed to April 3, 2003 with the five year option period to run through April 3, 2008.

          4. Additional Consultants: If for any reason Morton Salkind of Avant is not available to perform services under this Agreement, it is agreed that Carole Salkind or her designee is hereby authorized to perform the consulting services as set forth in this Consulting Agreement as well as in any other prior or future
               Consulting Agreements entered into between NCT and Avant. Immediately upon the execution of this Agreement, Carole Salkind shall be added to the health and life insurance provided by NCT as such coverage is provided to Morton Salkind and executives and employees of NCT. Said coverage is to be at the executive level.

          5. All other terms and conditions of the Consulting Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                               AGREED & ACCEPTED:


NCT GROUP, INC.                                  Name: AVANT INTERACTIVE, INC.
                                                       ------------------------
                                                       Consultant




/s/  Michael J. Parrella                       /s/  Mort Salkind
------------------------------------           ---------------------------------
By:  Michael J. Parrella, Chairman/CEO         By:  Mort Salkind, Vice President




Dated: April 3, 2003

                                 THIRD AMENDMENT
                             OF CONSULTING AGREEMENT
                             DATED February 11, 2003
                                    BETWEEEN
                                 NCT GROUP, INC.
                                       AND
                             AVANT INTERACTIVE, INC.


     WHEREAS, a Consulting Agreement was entered into between NCT Group. Inc. (Hereinafter referred to as "NCT") and Avant Interactive, Inc. (hereinafter referred to as Avant") which commenced on February 11, 2003: and

     WHEREAS, it is the desire of the parties hereto to amend the above agreement because of substantial additional consulting services to be provided internationally.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

          1. Paragraph 1, Duties of Consultant: to the contents of the paragraph shall be added a paragraph as follows:

                    "In addition to the above consulting services. consultant will provide such consulting services and advise pertaining to negotiations with resellers."

          2. Paragraph 5, Equity for Services: the contents of the paragraph shall be amended to add the following:

               "The company hereby grants the consultant an additional five year
               (5) stock option in the company's common stock for 2.000,000 shares of the company's common stock at the price per share of $.031. which was the closing price as of April 11. 2003. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the company. The shares underlying this option will be registered by the company with the next registration statement filed by the company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect."

          3. Commencement Date: Notwithstanding anything to the contrary. the effective date of the February 11, 2003 Consulting ting Agreement is hereby changed to April 11. 2003 with the five year option period to run through April 11. 2008.

          4. Additional Consultants: If for any reason Morton Salkind of Avant is not available to perform services under this Agreement. it is agreed that Carole Salkind or her designee is hereby authorized to perform the consulting services as set forth in this Consulting Agreement as well as in any other prior or future
               Consulting Agreements entered into between NCT and Avant. Immediately upon the execution of this Agreement, Carole Salkind shall be added to the health and life insurance provided by NCT as such coverage is provided to Morton Salkind and executives and employees of NCT. Said coverage is to be at the executive level.

          5. All other terms and conditions of the Consulting Agreement. except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.




                               AGREED & ACCEPTED:


NCT GROUP, INC.                                   Name: AVANT INTERACTIVE, INC.
                                                        ------------------------
                                                        Consultant




/s/  Michael J. Parrella                      /s/  Morton Salkind
--------------------------------------        ----------------------------------
By:  Michael J. Parrella, Chairman/CEO        By:  Morton Salkind Vice President




Dated: April 11,  2003